                                                                    Exhibit 4(f)

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF MARYLAND
                             RCM EQUITY FUNDS, INC.
                           DRESDNER RCM BIOTECHNOLOGY
                                   FUND SERIES
                               (Par Value $0.0001)

THIS CERTIFIED THAT ________________________________ IS THE REGISTERED HOLDER OF ____________________________ SHARES OF THE DRESDNER RCM BIOTECHNOLOGY FUND SERIES Common Stock of RCM EQUITY FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

THIS ____________ DAY OF ___________________________ AD. __________


     ---------------------------             -------------------------
             Secretary                               President


          SHARES                    Par Value                    Each
                                     $0.0001
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                                   CERTIFICATE
                                       FOR
                                     SHARES


                     DRESDNER RCM BIOTECHNOLOGY FUND SERIES
                                Common Stock of
                             RCM EQUITY FUNDS, INC.


                          ISSUED TO:
                                     -----------------------
                          DATED:
                                     -----------------------

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN AND
TRANSFER UNTO ________________________________________________________________
_____________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_________________________________________ ATTORNEY TO TRANSFER THE SAID SHARES
ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _____________________

In presence of _________________________________________